Exhibit 99.1

Arrowroot Acquisition Corp. Shareholders Approve Previously Announced Business Combination With iLearningEngines, Inc.

BETHESDA, MD and Marina Del Rey, CA April 1, 2024 – Arrowroot Acquisition Corp. (NASDAQ:ARRW), a publicly traded special purpose acquisition company (“Arrowroot”) sponsored by Arrowroot Capital Management, a 10 year old private equity firm specializing in enterprise software, and iLearningEngines, Inc. (“iLearningEngines” or “the Company”), a leader in AI-powered learning automation and information intelligence for corporate and educational use, today announced that Arrowroot’s shareholders voted to approve the previously announced business combination (the “Business Combination”) between Arrowroot and iLearningEngines, at the special meeting of Arrowroot’s shareholders held on April 1, 2024 (the “Special Meeting”).

Voters representing over 97% of the issued and outstanding shares of Arrowroot were cast in favor of the proposal in connection with the Business Combination at the Special Meeting. Arrowroot shareholders also voted to approve all other proposals presented at the meeting. Arrowroot plans to file the results of the Special Meeting, as tabulated by the inspector of elections, with the Securities and Exchange Commission (the “SEC”) on a Current Report on Form 8-K.

Upon closing of the Business Combination, which is expected following the satisfaction or waiver of all closing conditions, the combined company intends to operate as iLearningEngines, Inc. and is expected to be listed on Nasdaq under the ticker symbol “AILE”, with warrants under the ticker “AILEW”. The Nasdaq listing is subject to the closing of the Business Combination and fulfillment of all Nasdaq listing requirements.

About iLearningEngines

iLearningEngines is a leading cloud-based, AI driven mission critical training platform for enterprises. iLearningEngines has consistently ranked as one of the fastest growing companies in North America on the Deloitte Technology Fast 500. The company’s AI and Learning Automation platform is used by enterprises to productize their enterprise knowledge for consumption throughout the enterprise. The intense demand for scalable outcome-based training has led to deployments in some of the most regulated and detail-oriented vertical markets, including Healthcare, Education, Insurance, Retail, Oil & Gas / Energy, Manufacturing and Government. The company was founded by Harish Chidambaran in 2010, with headquarters in Bethesda, MD and offices in Dubai, UAE, and Trivandrum, Pune and Kochi, India.

About Arrowroot Acquisition Corp.

Arrowroot Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The company is sponsored by Arrowroot Capital Management, a leading investor in enterprise software. Arrowroot Acquisition Corp. was founded on November 5, 2020 and is headquartered in Marina Del Rey, CA.

Additional Information and Where to Find It

A full description of the terms of the Business Combination is provided in a registration statement on Form S-4 (File No. 333-274333) filed with the SEC by Arrowroot that includes a prospectus (as supplemented from time to time by one or more Prospectus Supplements) with respect to the securities to be issued in connection with the Business Combination and a proxy statement with respect to the Special Meeting of Arrowroot to vote on the Business Combination. Arrowroot Acquisition Corp. urges its investors, stockholders and other interested persons to read the definitive proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Arrowroot, iLearningEngines and the Business Combination. The definitive proxy statement/prospectus to be included in the registration statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 with respect to the Business Combination. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will, “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed Business Combination, Arrowroot’s ability to consummate the Business Combination; the benefits of the Business Combination and the combined company’s future financial performance; the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management; and the combined company’s ability to complete and maintain its listing on NASDAQ. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of iLearningEngines and Arrowroot and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions this press release relies on. Many actual events and circumstances are beyond the control of iLearningEngines and Arrowroot. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political, and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; (iii) failure to realize the anticipated benefits of the Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to iLearningEngines; (v) risks related to the rollout of iLearningEngines’ business and the timing of expected business milestones; (vi) the amount of redemption requests made by Arrowroot’s stockholders; (vii) the ability of Arrowroot or iLearningEngines to issue equity or equity-linked securities or obtain debt financing in connection with the Business Combination or in the future; (viii) risks related to LearningEngines’s need for substantial additional financing to implement its operating plans, which financing it may be unable to obtain, or unable to obtain on acceptable terms; (ix) the ability to maintain the listing of the combined company’s securities on Nasdaq or another national securities exchange; (x) the risk that the Business Combination disrupts current plans and operations of iLearningEngines or Arrowroot as a result of the announcement and consummation of the Business Combination; (xi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (xii) the effects of competition on iLearningEngines future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xiii) risks related to political and macroeconomic uncertainty; (xiv) the outcome of any legal proceedings that may be instituted against iLearningEngines, Arrowroot or any of their respective directors or officers, following the announcement of the Business Combination; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; (xvi) any changes to the accounting matters of Arrowroot as a result of guidance from the SEC; and (xvii) those factors discussed in the registration statement under the heading “Risk Factors,” and other documents Arrowroot has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Arrowroot nor iLearningEngines presently know, or that Arrowroot nor iLearningEngines currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Arrowroot’s and iLearningEngines’ expectations, plans, or forecasts of future events and views as of the date of this communication. Arrowroot and iLearningEngines anticipate that subsequent events and developments will cause Arrowroot’s and iLearningEngines’ assessments to change. However, while Arrowroot and iLearningEngines may elect to update these forward-looking statements at some point in the future, Arrowroot and iLearningEngines specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Arrowroot’s and iLearningEngines’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Officer or Solicitation

This communication relates to a proposed transaction between iLearningEngines and Arrowroot. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in Solicitation

Arrowroot and iLearningEngines, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Arrowroot’s stockholders in respect of the Business Combination. Information about the directors and executive officers of Arrowroot is set forth in Arrowroot’s filings with the SEC. Information about the directors and executive officers of iLearningEngines and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, have been set forth in the definitive proxy statement/prospectus for the Business Combination. Additional information regarding the identity of all potential participants in the solicitation of proxies to Arrowroot’s stockholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting, and their direct and indirect interests, by security holdings or otherwise, were included in the definitive proxy statement/prospectus.

Contacts

For iLearningEngines:

Investor Contacts:

iLearningEngines

investors@ilearningengines.com

Kevin Hunt

iLearningEnginesIR@icrinc.com

Media Contact:

For Arrowroot Acquisition Corp.:

Jessica Schmitt

jschmitt@arrowrootcapital.com

For iLearningEngines:

Dan Brennan

ICR Inc.

iLearningPR@icrinc.com

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